UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 26, 2005

Date of Report (Date of earliest event reported)

CROWN MEDIA HOLDINGS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	000-30700	84-1524410
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12700 Ventura Boulevard
Studio City, California 91604

(Address of Principal Executive Offices)

(818) 755-2400

Registrant’s telephone number, including area code

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.   Completion of Acquisition or Disposal of Assets.

This amendment to the Form 8-K Report of Crown Media Holdings, Inc. is filed in order to revise the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2004, and for the three months ended March 31, 2005, and to revise the unaudited pro forma condensed consolidated balance sheet as of March 31, 2005.  The revisions concern the gain on sale of the international business and reflect the accrual of an estimated liability to pay residual and participation costs that the buyer of the international business would otherwise pay for the buyer’s sales of film licenses to third parties and internal use of the library product through April 2015.  Accumulated deficit and accrued liabilities have been revised to give effect to the estimated liability referred to above and to revise the current and non-current classifications of amounts previously reported as prepaid and other assets.

On April 26, 2005, Crown Media Holdings, Inc. (the “Company”) announced the completion of the sale of its international business pursuant to a Purchase and Sale Agreement (“Purchase Agreement”), dated as of February 23, 2005, by and among CM Intermediary, LLC (“CM Intermediary”), a wholly-owned subsidiary of the Company, Bagbridge Limited (“Bagbridge”) and, solely with respect to Section 10.14 of the Purchase Agreement, the Company, and an Asset Purchase and Sale Agreement (the “Asset Purchase Agreement” and, together with the Purchase Agreement, the “Transaction Agreements”), dated as of February 23, 2005, by and among Crown Media Distribution, LLC (“CM Distribution”), Bagbridge and, solely with respect to Section 10.14 of the Asset Purchase Agreement, the Company. The obligations of each of CM Intermediary and CM Distribution are supported by a guarantee by the Company. Other than in respect of or as contemplated by the Transaction Agreements, there are no material relationships between the Company and its affiliates, on the one hand, and Bagbridge and its affiliates, on the other hand. Subsequent to the sale, the Company has no significant continuing economic involvement with the international film assets or the operations of the international business.

Pursuant to the Purchase Agreement, the Company sold the outstanding capital stock of the two operating subsidiaries of the Company’s international business, Crown Media International, LLC and Crown Entertainment Limited, for $62.0 million, subject to a purchase price adjustment for working capital changes. Pursuant to the Asset Purchase Agreement, the Company sold certain international rights to a library of theatrical films, made for television movies, specials, mini-series, series and other television programming for $180.0 million, subject to purchase price adjustments relating to receivables acquired and working capital changes.

The Purchase Agreement and Asset Purchase Agreement are attached to the Company’s Current Report on Form 8-K, dated as of February 23, 2005, as Exhibits 2.1 and 2.2, respectively, and are hereby incorporated herein by reference. The description of the Transaction Agreements contained herein is qualified in its entirety by reference to such agreements. A description of the transaction and use of proceeds is also presented in Note 1 to the Unaudited Condensed Consolidated Financial Statements contained in the Company’s report on Form 10-Q for the quarter ended March 31, 2005.

Item 9.01.   Financial Statements and Exhibits.

(b) Pro forma financial information

The unaudited pro forma condensed consolidated financial statements presented below are based on the historical financial statements of the Company and give effect to the disposition of Crown Media International and the international rights to the Company’s film assets.  The pro forma condensed consolidated balance sheet gives effect to the sale as if it occurred on March 31, 2005.  The pro forma condensed consolidated statements of operations eliminate the operations of the business sold in order to reflect the operations of the Company, as if the international business had been sold effective January 1, 2004, and January 1, 2005, for the year ended December 31, 2005, and the three months ended March 31, 2005, respectively. Crown Media International and the international rights to the film assets have been accounted for as assets held for sale in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, in accordance with Statement of Financial Accounting Standards No. 144 Accounting for an Impairment or Disposal of Long-Lived Assets.

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2004, and the three months ended March 31, 2005, reflect the pro forma adjustments necessary to eliminate the results of the international operations, including revenue, cost of services and other costs and expenses related to Crown Media International, the international rights to the film assets and a reduction in interest expense related to the retirement of debt. The pro-forma financial information purports to represent what the Company’s results of operations would have been had the sale occurred on January 1, 2004, or January 1, 2005.

The unaudited pro forma condensed consolidated balance sheet is presented for illustrative purposes only and is not necessarily indicative of the financial position that would have been achieved had the pro forma events described in the notes to the pro forma condensed consolidated balance sheet described below been completed as of March 31, 2005.

The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s consolidated financial statements and the accompanying notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005, and June 30, 2005.

Crown Media Holdings, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(Amounts in thousands, except per share data)

	Year Ended	Disposal of		Year Ended
	December 31, 2004	International		December 31, 2004
	Historical	Operations		Pro Forma
Subscriber fees	$82,140	$(70,790)		$11,350
Advertising	127,268	(22,707)		104,561
Advertising by Hallmark Cards	1,846			1,846
Film asset license fees	29,348	(7,312)		22,036
Other revenue	685	(1,809)		(1,124)
Total revenue	241,287	(102,618)		138,669
Cost of services:
Affiliate programming	52,137	(17,072)		35,065
Non-affiliate programming	85,085	(30,273)		54,812
Amortization of film assets	47,197	(26,775)		20,422
Impairment of film assets and technical equipment	117,891	(95,888	) (G)	22,003
Subscriber acquisition fee amortization	26,939			26,939
Amortization of capital leases	4,825	(4,729)		96
Other cost of services	44,412	(33,472)		10,940
Total cost of services	378,486	(208,209)		170,277
Selling, general & administrative expenses	78,003	(32,062)		45,941
Marketing expense	23,865	(7,388)		16,477
Reorganization recovery	(483)	461		(22)
Depreciation and amortization	9,001	(2,695)		6,306
Loss from operations before interest expense and income tax provision	(247,585)	147,275		(100,310)
Gain on sale of international business	—	1,997	(H)	1,997
Interest expense	(66,933)	6,753	(I)	(60,180)
Loss from operations before income tax provision	(314,518)	156,025		(158,493)
Income tax provision	(2,288)	2,288		—
Net loss	$(316,806)	$158,313		$(158,493)
Net loss per share	$(3.03)	$1.51		$(1.52)
Weighted average shares outstanding	104,533	104,533		104,533

Crown Media Holdings, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(Amounts in thousands, except per share data)

	Three Months Ended	Disposal of		Three Months Ended
	March 31, 2005	International		March 31, 2005
	Historical	Operations		Pro Forma
Subscriber fees	$4,610	$—		$4,610
Advertising	33,333			33,333
Advertising by Hallmark Cards	543			543
Film asset license fees	2,083			2,083
Total revenue	40,569	—		40,569
Cost of services:
Affiliate programming	9,891			9,891
Non-affiliate programming	18,131			18,131
Amortization of film assets	5,681			5,681
Subscriber acquisition fee amortization	9,508			9,508
Other cost of services	1,796			1,796
Total cost of services	45,007	—		45,007
Selling, general & administrative expenses	12,152			12,152
Marketing expense	9,830			9,830
Depreciation and amortization	1,350			1,350
Loss from continuing operations before interest expense	(27,770)	—		(27,770)
Interest expense	(16,896)			(16,896)
Loss from continuing operations	(44,666)	—		(44,666)
Gain on sale of international business	—	1,997	(H)	1,997
Loss from discontinued operations	(6,241)	6,241		—
Net loss	$(50,907)	$8,238		$(42,669)
Net loss per share	$(0.49)	$0.08		$(0.41)
Weighted average shares outstanding	104,533	104,533		104,533

Crown Media Holdings, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(In thousands, except share and per share amounts)

	Historical	Pro Forma Adjustments
	As of March 31, 2005	Sale of International Business		Use of Proceeds		Pro Forma March 31, 2005

ASSETS

Cash and cash equivalents	$14,746	$222,000	(A)	$(222,000)		$14,746
Accounts receivable, less allowance for doubtful accounts of $1,281	59,081	49				59,130
Program license fees - affiliates	29,785					29,785
Program license fees - non-affiliates	63,407					63,407
Receivable from affiliate	18,468					18,468

Prepaid and other assets	7,174	(507)		2,127	(D)	8,794

Current assets held for sale	54,919	(54,919)				—

Total current assets	247,580	166,623		(219,873)		194,330
Accounts receivable	7,616					7,616
Program license fees - affiliates	58,248					58,248
Program license fees - non-affiliates	160,536					160,536
Film assets, net	445,812					445,812
Subscriber acquisition fees, net	108,788					108,788
Property and equipment, net	20,877					20,877
Goodwill	314,033					314,033

Prepaid and other assets	3,466	(30)		10,516	(D)	13,952

Non-current assets held for sale	168,064	(168,064)				—

Total assets	$1,535,020	$(1,471)		$(209,357)		$1,324,192

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Accounts payable and accrued liabilities	$24,171	$13,954	(B)	$(11,575	)(F)	$26,550

Accrued restricted stock units	11,825	2,782	(B)	(2,782	)(F)	11,825
Subscriber acquisition fees payable	33,465					33,465
License fees payable to affiliates	15,128					15,128
License fees payable to non-affiliates	72,417					72,417
Payables to affiliates	14,125					14,125
Credit facility and interest payable	376					376
Capital lease obligations	571					571
Deferred revenue	968					968

Current liabilities held for sale	23,433	(23,433)				—

Total current liabilities	196,479	(6,697)		(14,357)		175,425

Accrued liabilities	14,036	19,565	(B)			33,601
License fees payable to affiliates	151,980					151,980
License fees payable to non-affiliates	140,845					140,845
Line of credit and interest payable to HC Crown	82,195					82,195
Payable to Hallmark Entertainment affiliates	100,000					100,000
Senior unsecured note to HC Crown including accrued interest	472,645					472,645

Credit facility	310,000			(195,000	)(E)	115,000
Capital lease obligations	16,635					16,635
Company obligated mandatorily redeemable preferred interest	12,167					12,167

Non-current liabilities held for sale	13,397	(13,397)				—

Total liabilities	1,510,379	(529)		(209,357)		1,300,493
Commitments and contingencies
STOCKHOLDERS’ EQUITY
Class A common stock, $.01 par value; 200,000,000 shares authorized; 73,863,037 shares issued and outstanding as of March 31, 2005	739					739
Class B common stock, $.01 par value; 120,000,000 shares authorized; 30,670,422 shares issued and outstanding as of March 31, 2005	307					307
Paid-in capital	1,386,857					1,386,857

Accumulated other comprehensive income	2,939	(2,939	)(C)			—

Accumulated deficit	(1,366,201)	1,997	(C)			(1,364,204)
Total stockholders’ equity	24,641	(942)				23,699

Total liabilities and stockholders’ equity	$1,535,020	$(1,471)		$(209,357)		$1,324,192

Notes to Pro Forma Information

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(A)            The unaudited pro forma condensed consolidated balance sheet reflects the receipt of cash proceeds of $222.0 million for the sale of Crown Media International and the international rights to the film assets, as if the sale occurred on March 31, 2005. At the closing on April 26, 2005, the Company received approximately $222.0 million, which is subject to subsequent adjustment in cash for the difference between actual working capital on April 26, 2005, and a specified amount, as defined in the Stock Purchase Agreement.

(B)              The pro forma adjustments to accounts payable and accrued liabilities reflect (1) $28.3 million for future payments to, or on behalf of, the purchaser, (2) $5.2 million for accrued transaction costs, and (3) $2.8 million for the accelerated vesting of restricted stock units for certain executives of the international business who are no longer employed by the Company as a result of the sale.

(C)              The pro forma adjustments to the accumulated deficit reflect an estimated gain on the sale of the international business and the international rights to the film assets of approximately $2.0 million, as if the transaction closed on March 31, 2005, and $2.9 million recognition of the accumulated foreign currency translation gain previously included as a component of other comprehensive income.

(D)             Pro forma adjustments to reflect the use of cash proceeds have been made to reflect the prepayment of $12.6 million related to a seven-year agreement in which the purchaser will provide playback and other technical services to the Company under an agreement executed contemporaneously with the sale of the international business and the international rights to the film assets.

(E)               Pro forma adjustments have been made to reflect the repayment of $195.0 million of indebtedness under the Company’s bank credit facility on the day following the closing.

(F)               Pro forma adjustments to reflect the payment of transaction costs to investment bankers, lawyers and accountants and severance benefits and restricted stock unit payments to employees no longer employed by the Company as a result of the sale of the international businesses.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

(G)              The pro forma adjustments to the impairment charge reflect amounts recorded in 2004 related to the international rights to the film assets of $89.0 million and the international channel operations of $6.9 million.

(H)             Pro forma adjustment for the estimated gain on the sale of the international businesses as if the sale transaction occurred at the beginning of each period presented.

(I)                  Interest expense for the amount related to the $100.0 million in debt that was required to be repaid with the proceeds from the sale.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC.
(Registrant)

Date	August 11, 2005	By	/s/ William J. Aliber
William J. Aliber
Executive Vice President and Chief Financial Officer